Related party loans	6 Months Ended
Jun. 30, 2013
Related Party Transactions [Abstract]
Related party loans

(7)	Related party loans
The Company received various short term loans from the Chief Executive Officer during the quarter ended June 30, 2013 to facilitate short term operating capital requirements. The balance as of June 30, 2013 was $321,661. Subsequent to June 30, 2013, and prior to the date of this filing, these short term loans were paid in full.
The Company received a short term loan from a related party in the amount of $100,000 with interest stated at 6%. Subsequent to June 30, 2013, and prior to the date of this filing, this loan was paid in full.